Metavante®

metavante.com

FINANCIAL AND PAYMENT TECHNOLOGY SOLUTIONS FOR BUSINESS

Equity Road Show Investor Presentation October/November 2007 Exhibit 99

©2007 Metavante Corporation. All rights reserved worldwide.
Forward-Looking Statements and
Non-GAAP Financial Information
Forward-Looking Statements
This presentation contains certain forward-looking statements and other information based on Metavante management's current expectations.  These forward-looking statements include all statements other than those made solely with respect to historical fact.  Additionally, this presentation contains graphical information regarding results of current or future fiscal periods, which representations are not intended, and should not be interpreted, to represent specific estimates regarding these periods.  Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements or information. These factors include, but are not limited to, risks and other considerations that are set forth in the “Risk Factors,” “Description of New Metavante,” and
“Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the definitive proxy statement/prospectus--information statement contained in the registration statement on
Form S-4 of Metavante Holding Company (Registration No. 333-143143), which was declared effective on
September 14, 2007, and other reports filed by Metavante Holding Company with the Securities and
Exchange Commission.  Metavante undertakes no obligation to revise or update any forward-looking statements or information, or to make any other forward-looking statements or information, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Information
This presentation contains certain non-GAAP financial information.   We refer you to the Appendix for the
reconciliation of the non-GAAP measures to GAAP measures along with a discussion of why the management believes those measures are useful to investors.

©2007 Metavante Corporation. All rights reserved worldwide.
Transaction description
– Sponsored spin-off from Marshall & Ilsley
Corporation (M&I)
– Metavante becomes independent publicly
traded company
– 75% owned by current M&I shareholders and
25% by Warburg Pincus
Timeline
– Listing on NYSE with “MV” ticker symbol
– When-issued trading begins on October 29
– Closing and funding on November 1
– Regular-way trading begins on November 2
1
Implied by Warburg Pincus purchase price of $625 million for 25% of Metavante and
$1,750 million of debt; actual shares may trade at a different price
Enterprise
value
Pro forma
debt
Implied
equity
value
$2,500
$4,250
$1,750
Value $mm
$1,875
$625
Transaction Overview
1

©2007 Metavante Corporation. All rights reserved worldwide.
Company Overview
Founded in 1964 as the data processing
division of Marshall & Ilsley
Growing over 43 years to more than $1.5
billion in annual sales
Headquartered in Milwaukee: 5,500
employees at 35 locations in the U.S. and
Canada
Loyal and growing client base: 8,600 clients
in 32 countries
An Industry Leader…
A Proud Past …
… Providing Mission Critical Solutions
… And a Dynamic Present
8,600 clients, including relationships with
nearly all of the top 100 U.S. Banks
908 core clients representing over 12% of
total bank assets, or $1 trillion
More than 4,000 financial institutions on the
nation’s first operational check image
exchange network
System backbone for over 22 million client
accounts
Processing 74 million debit cards or 20% of
total market
200 million annual bill payments
Nationwide coverage of ATMs and POS
locations through NYCE EFT/PIN-debit
network
Payment Solutions
Group 60%
Financial Solutions
Group 40%
2007
Revenue

©2007 Metavante Corporation. All rights reserved worldwide.
Highly Experienced Management Team
Frank R. Martire, President and CEO
Joined Metavante in 2003
Fiserv; Citigroup Information Resources
Michael D. Hayford, Sr. EVP and Chief Operating Officer
Joined Metavante in 1992
Andersen Consulting (now Accenture)
Frank G. D’Angelo, Sr. EVP; President, Payment Solutions
Group
Joined Metavante in 1997
Diebold; Burroughs Corporation, now Unisys
Donald W. Layden, Jr., Sr. EVP; Corporate Development
Returned to Metavante in 2004
NuEdge; Fiserv
Debra Bronder, EVP; Human Resources
Joined Metavante in 1997
Various human resources and consulting roles; most recently at
James & Scott Associates and Johnson Controls
Timothy Oliver, Sr. EVP; Chief Financial Officer
Joined Metavante in 2007
Rockwell Automation; Raytheon; Honeywell; Kidder Peabody;
and Bear Stearns
Brian Hurdis, Sr. EVP; President, Metavante Image Solutions
Joined Metavante in 1999
Firstar Corporation
Paul Danola, Sr. EVP; President, Financial Institutions Group
Joined Metavante in 2003
Call Solutions; Fiserv, Inc.
Gary Refinski, EVP and Chief Information Officer
Joined Metavante in 1983
Management positions in both development and sales support
areas
Rachel Landrum, EVP; President, Bankway
Joined Metavante in 2004
Kirchman Corp.
Norrie Daroga, EVP; Chief Administrative Officer and
Corporate Secretary
Joined Metavante in 1997
Quarles & Brady
Steve Rathgaber, EVP; President, Network Solutions
Joined Metavante in 2004 in connection with the acquisition of
NYCE Payment Network, LLC
NYCE EVP and COO for 9 years prior to the acquisition
Jamie Geschke, EVP; President, Financial Solutions Group
Joined Metavante in 1984
Management positions in product development, network
operations, technology support and customer relations
Jim Bolton, Sr. EVP; Enterprise Solutions Group
• Joined Metavante in 2007
• Accenture

Metavante

$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
2005 - 2010 CAGR approx. 4%
2005
2006
2007
2008
2009
2010

©2007 Metavante Corporation. All rights reserved worldwide.
US Core Banking IT Spending ($ millions)
Positive Industry Fundamentals
Source: Financial Insights and IDC Company 2006
Source: Federal Reserve 2006 – Kansas City; Feb/Mar 2004 – Nilson Reports,
Florida State University, Unisys
2000 2010
Check 46% 22%
Paper settlement 37% 9%
Image 9% 13%
Cash 19% 17%
Credit card 24% 30%
Debit 7% 16%
Pin 3% 10%
Signature 4% 6%
Electronic transfer 4% 15%
U.S. Payment Trends
A Steady Growth Market… …And a Rapidly Changing Market

©2007 Metavante Corporation. All rights reserved worldwide.
Leverageable
Expertise
• Commitment to service delivery
• Scalable model
• Enterprise integration
• Continuous infrastructure investment
Customer
Intimacy
• Beyond satisfaction to loyalty
• Unique relationship management model
• Broad user group networks
• Continuous management engagement
Proven Track Record of Execution
• Strong industry knowledge
• Conversion and migration experts
• Professional services
• Business transformation capabilities
Strategic
M&A
• Disciplined process
• Successful management and product
• Add product, distribution, or scale
The combination of Metavante’ s
technical and financial services
expertise…helped Bank of Hawaii
achieve substantial bottom-line results.
- Al Landon,
Chief Executive Officer, Bank of Hawaii
“
”
We’ve never had a vendor leave
at the end of an engagement where our
team became so emotional – usually it
was just ‘goodbye’.  With Metavante
it was truly a partnership.  They were
part of our team, almost like
family…the part of the family that
you look forward to their return.
- Mark Bitter,
Senior Vice President, Fifth Third Bank
“
”
We have high expectations for all
our partners.  We want to out-product
the small banks and out-service the big
banks…Metavante can help us compete
in this way.
- Scott McGlaun,
Chief Information Officer, Synovus
“
”
Operational
Excellence

©2007 Metavante Corporation. All rights reserved worldwide.
Robust Business Model
88% Recurring Revenue
Data Processing
Software Maintenance
Professional Services
12% New Revenue
Software License
Professional Services
Equipment Sales
Buyouts / Other
High Percentage of Recurring Revenue…
… And Increasingly Diversified Customer Base
8
8
%
Top 50 Banks
(over $30B)
Regional Banks
($1B - $30B)
Other
FIs
Community Banks
(under $1B)
Financial
Institutions
Healthcare
Government
International
By Client Vertical / Market Segment By Relative Size

Core Banking
Commercial Treasury
eBanking
Risk and Compliance
Trust
Customer Relationship Mgt
Issuing
Acquiring
Payment Network
Image
ePayment
Healthcare Payment

©2007 Metavante Corporation. All rights reserved worldwide.
Company Overview
Payment Solutions Group Financial Solutions Group
~40% of Revenue
~60% of Revenue
Professional Services & Consulting  Business Process Outsourcing    Operations Infrastructure

©2007 Metavante Corporation. All rights reserved worldwide.
Financial Solutions Group
Customer
information
systems
Branch
management
solutions
Selling and
servicing
technologies
Call center
solutions
Wealth
management and
processing
solutions
Performance
measurement
Portfolio
management
Cash sweep
services and funds
access
Integrated banking
solution
Bankway solution
Loan servicing
Loan origination
Deposit account
management
Cash and float
management
Account access,
information and
analysis
Payables
management
Consumer
eBanking
Online account
creation
Business internet
banking
Regulatory
compliance
Business continuity
planning
Information
security
assessments
Fraud risk
mitigation
Core Banking
Commercial
Treasury
eBanking
Risk and
Compliance
Trust
Customer
Relationship
Management
Professional Services & Consulting Business Process Outsourcing Operations Infrastructure

$600
$400
$200
$0
Revenue
(in millions)
25%
20%
15%
10%
5%
0%
Margin Rate
2004
2005
2006
2007E

©2007 Metavante Corporation. All rights reserved worldwide.
Financial Solutions Group
Revenue and Operating Margin
Metavante Opportunities
Provide technology that enables banks to
compete
Drive back-office simplification
Integration of all customer delivery points
Front office–back office integration
Workload flexibility/cost reduction
Demand for systems rationalization, scalable
solutions and outsourcing
Demand for platform integration across
channels and lines of business
Need flexibility to add or change products and
pricing structure
Increased outsourcing by financial institutions
to enhance competitive position
Growth Drivers
Differentiators
10% CAGR
Single platform
Integrated products
Market-focused solutions
Fully integrated payment offering

©2007 Metavante Corporation. All rights reserved worldwide.
Payment Solutions Group
Debit/prepaid card
processing
Card
personalization
Credit card
processing
Closed loop debit
Prepaid
card/account
processing
Issuing
NYCE network
Balance transfer
services
Consumer bill
payment
ACH solutions
Electronic bill
presentment
ID/eligibility cards
Flexible savings
accounts (FSA)
Health savings
accounts
(HSA)
Administrator
solutions
Explanation of
benefits
Payment
Network
ePayment
Healthcare
Payment
Merchant
processing
Government
payments
Biller direct
payments
ATM driving and
acquiring
Acquiring
Check processing
Check image
solutions
Distributed capture
Document image
solutions
Endpoint exchange
network
Image
Professional Services & Consulting Business Process Outsourcing Operations Infrastructure

$1,000
$800
$600
$400
$200
$0
Revenue
(in millions)
40%
30%
20%
10%
0%
Margin Rate
2004
2005
2006
2007E

©2007 Metavante Corporation. All rights reserved worldwide.
Payment Solutions Group
Revenue and Operating Margin
Metavante Opportunities
Drive transformation from paper to electronic
High-value targeted products for specialty
markets
Innovative integrated services enabled by
processing breadth
Rapid response to legislative change and
opportunity
Dramatic shift in U.S. payment methods from
paper to cards and electronic
Shift from checks to check images
Integrated solutions are increasingly beating
monoline product providers
New legislative mandates and opportunities
Growth Drivers
Differentiators
22% CAGR
Broad set of payment solutions
Integrated payments with financial account
solutions
Flexible solutions that enable clients to rapidly
deliver new products with low cost of entry
Comprehensive fraud monitoring and
settlement functions
High-levels of customer satisfaction and loyalty

Metavante

●
◑

| | | | | | | |
|---|---|---|---|---|---|---|
| FSG | | ● | ● | | | ◑ |
| FSG | | | ● | | | |
| FSG | | ● | ● | | | |
| FSG | | | ● | | | |
| FSG | | ● | ● | | | ● |
| FSG | | | ● | | | |
| PSG | | ● | ● | | ● | ● |
| PSG | | | ● | ● | | ● |
| PSG | | ● | ● | | ● | ◑ |
| PSG | | ● | ● | | | |
| PSG | | ● | ● | | ◑ | ● |
| PSG | | ◑ | ◑ | | ● | |
| | | ● | ● | | | |
| | | ◑ | ● | | | |
| | | ● | ● | ● | ● | |

©2007 Metavante Corporation. All rights reserved worldwide.
Go to Market Strategy
Operations Infrastructure
Business Process Outsourcing
Prof. Services & Consulting
Image
Healthcare Payment
Payment Network
ePayment
Acquiring
Issuing
CRM
Risk and Compliance
Trust
Commercial Treasury
eBanking
CoreBanking
International
and Other Healthcare Government
Community
Bank and
Credit Union Large Bank
Primary
Secondary
Client Verticals / Market Segments
Client Verticals / Market Segments

©2007 Metavante Corporation. All rights reserved worldwide.
Growth Opportunities
Penetrate
Large Bank
Segment
Business
Process
Outsourcing
• Leverage existing relationships to expand size of wallet
• Convert fixed cost structure to variable
• Create flexible workload management
Expand Core
Relationships
• Leverage strong client engagement to expand relationships
• Cross-sell products and services to maximize share of wallet
• Offer value-added operational and advisory services
• Dedicated relationship management teams focused on top 50
financial institutions
• Next-generation core development (Temenos)
• Strong point solutions increase wallet share
Emerging
Payment
Markets
• Expand healthcare payment offerings
• Expand government payment offerings
• Continue to introduce innovative new payment capabilities (e.g., mobile)
Expand
Globally
• Leverage existing offerings for international markets
• Develop entry and localization strategy
• Identify acquisition candidates

©2007 Metavante Corporation. All rights reserved worldwide.
Strategic Mergers and Acquisitions
Disciplined and repeatable process
– 25 transactions since 1998
– Internal rate of return on equity investment of ~30% from 2003 to 2006
– Return on total investment of nearly 20% from 2003 to 2006
Successful management and product integration
– Delivered business case targeted net income
– Created an unparalleled product/solution offering
– Influenced core decision wins
Characteristics of target companies
– Catalytic to growth
– Strategically consistent
– Solid financial performance
– Strong management
– Bolt-on or easily integrated

Metavante

| | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | ● | | | ● | ● | ● | ● | ● | ● | | ● |
| | ● | ● | ● | ● | ● | ● | | | ● | ● | ● |
| | | | | | | | ● | ● | | ● | |
| | | ● | | | ● | | | | ● | | |
| | ● | | | ● | ● | ● | ● | ● | ● | ● | ● |
| | | | | | | | | | | | |

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | ● | | | ● | |
| | ● | ● | ● | ● | ● | ● | ● | | ● |
| | | | | | ● | ● | | ● | ● |
| | ● | ● | | ● | | ● | ● | | ● |
| | ● | ● | ● | ● | ● | ● | ● | ● | ● |
| | | | | | | | | | |

©2007 Metavante Corporation. All rights reserved worldwide.
Strategic Mergers and Acquisitions
Financial Solutions Group
1 20% ownership in Firstsource
Payment Solutions Group
2 51% ownership of Everlink
Network Solutions Healthcare Solutions EFT S olutions
ePayment
Solutions
Strategic Objective NYCE Everlink
Response
Data
CGI EFT
Assets
PSI MBI Benefits AdminiSource Valutec LINK2GOV
Fill product gap
Enhance product line
Build businesses with
adoption growth models
Enhance economies of
scale
Expand customer base
for cross-sell
07/30/04 07/30/04 09/08/04 01/04/06 11/14/03 06/22/05 01/03/06 01/17/07 11/18/05
2
Banking Solutions BPO Image Solutions
Risk and
Compliance
Solutions
Strategic Objective Kirchman Brasfield NuEdge GHR
Firstsource¹
VICOR AFS
Endpoint
Exchange
Network TREEV
VECTORs
gi Prime
Fill product gap
Enhance product line
Build businesses with
adoption growth models
scale
Expand customer
base for cross-sell
05/27/ 04 10/06/05 10/19/04 08/11/05 04/21/06 09/01/06 07/01/04 07/01/04 08/08/05 11/22/ 04 02/09/05
Enhance economies of
Date closed
Date closed

2002
2003
2004
2005
2006
2007E

2002
2003
2004
2005
2006
2007E

2002
2003
2004
2005
2006
2007E

©2007 Metavante Corporation. All rights reserved worldwide.
Revenue and Earnings
Revenue EBITDA Cash Net Income
5 year CAGR approx. 18%
Growth led by the Payment
Solutions segment
5 year CAGR approx. 34%
Consistent upward trend in
margin rate since 2002
5 year CAGR over 20%
Significant margin
expansion since 2002
$ millions $ millions
$704
$770
$1,015
$1,285
$1,504
$ millions
$205
$177
$278
$369
$414
$47
$57
$88
$135
$181
$ millions

Metavante

2002
2003
2004
2005
2006
2007E

2002
2003
2004
2005
2006
2007E

2002
2003
2004
2005
2006
2007E

©2007 Metavante Corporation. All rights reserved worldwide.
Capital Allocation
Allocation of Capital Capex as % of Revenue Free Cash Flow Conversion
Substantial investment in
acquisitions since 2004
Successful integration of acquired
businesses contributed to strong
financial performance
Significant decline in capital
expenditures as a percent of sales
since 2002
Not a physical capital intensive
business model
Increase in 2007 related to next
generation core development
Consistently strong free cash
flow conversion
Not a working capital intensive
business model
Acquisitions
(cash and
equity)
Equity
investments
Capital
expenditures
$ millions
$101
$147
$1,078
$444
$282
14.3%
13.4%
8.6% 8.7%
7.3%
91%
96%
161%
116% 114%

©2007 Metavante Corporation. All rights reserved worldwide.
Cash Flow Priorities
Prudent maintenance of debt rating and debt holder
commitments
Fund organic growth opportunities
Fund acquisition strategy
Repay debt or repurchase shares
based on economic circumstances
1.
2.
3.
4.

©2007 Metavante Corporation. All rights reserved worldwide.
Financial Outlook
Double-digit growth >$140M >$200M
Cash net income
(3)
Double-digit growth
>$120M >$180M
Net income
Modest margin expansion,
consistent with positive
multi-year trend
Interest expense,
transaction costs,
and special items
Strong margin
expansion vs.
easy ‘06 comps.
Profitability
-- ~6% ~6% Total
4% to 6% ~4% ~4% Organic
Revenue growth
2007
Historical
(1)
2007
Adjusted
(2)
Preliminary
2008 Outlook
(1) This guidance is presented on a basis consistent with the business plan information included in the registration statement on Form S-4 of Metavante Holding Company (the S-
4).  Therefore, this guidance does not include transaction costs or other pro forma effects of the transaction.
(2) This adjusted guidance reflects the impact to net interest expense in connection with the spinoff transaction. The interest adjustment is based on the pro forma adjustment included in the S-4 (~ $59 million, net of tax).
(3) See Appendix for  a discussion of cash net income.  The difference between net income and cash net income of approximately $20 million relates to acquired intangible amortization, net of tax (~$16 million) and stock-based compensation, net of tax (~$4 million).

Metavante®

metavante.com

FINANCIAL AND PAYMENT TECHNOLOGY SOLUTIONS FOR BUSINESS

22 ©2007 Metavante Corporation. All rights reserved worldwide. Appendix ©2007 Metavante Corporation. All rights reserved worldwide.

©2007 Metavante Corporation. All rights reserved worldwide.
Historical Income Statements
($ millions) 2002 2003 2004 2005 2006
Financial Solutions Group 420.5 $      426.0 $      484.3 $        544.6 $         606.6 $
Payment Solutions Group 283.3         343.6         531.1           740.4            897.6
Total Revenue 703.8 $     769.6 $     1,015.4 $    1,285.0 $     1,504.2 $
Segment Operating Income
Financial Solutions Group $    NA $    NA 69.5 $          108.1 $         145.1 $
Payment Solutions Group NA NA 150.9           219.8            267.4
Total 72.7           74.4           220.4           327.9            412.5
Corporate/other NA NA (73.9)            (99.4)            (140.5)
Other (income) expense NA NA (20.7)            (35.7)            (31.5)
Income before income taxes 68.9           69.7           125.8           192.8            240.5
Allocated income tax provision 27.2           18.5           49.0             73.3              80.4
Net Income 41.7 $       51.2 $       76.8 $         119.5 $        160.1 $
% margin 5.9% 6.7% 7.6% 9.3% 10.6%
Note: Effective in the third quarter of 2007, Metavante transferred its Image Solutions business from the Financial Solutions segment to the Payment
Solutions segment. Prior periods have been restated for this transfer.

©2007 Metavante Corporation. All rights reserved worldwide.
Non-GAAP Measures
This presentation contains non-GAAP financial measures such as “EBITDA”, “Cash
Net Income” and “Free Cash Flow”.  These measures should not be considered substitutes for GAAP measures.  The following is a specific discussion of each measure:
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and EBITDA Margin
Metavante’s management believes that “EBITDA” and “EBITDA margin” are useful for evaluating performance against peer companies within its industry, as well as providing investors additional transparency to a financial measure used by management in its financial and operational decision-making.  In addition, Metavante utilizes EBITDA and EBITDA margin in its evaluation and determination of the price of potential acquisition candidates, to explain trends in its operating performance and provides useful information about its ability to incur and service indebtedness.  Also, EBITDA is expected to be included in the financial covenants applicable to Metavante’s credit facilities. EBITDA, as defined in the financial covenants, also excludes certain non-cash charges, such as impairment charges and stock option expense in addition to the items noted
above.
Cash Net Income
Metavante’s management defines “cash net income” as net income before (1) share-based compensation expense, net of tax, and (2) the amortization of intangible assets resulting from business acquisitions (net of tax). Metavante’s management believes that cash net income is useful for evaluating performance against peer companies within its industry, as well as providing investors additional transparency to a financial measure used by management in its financial and operational decision-making.  Metavante’s definition of cash net income may differ from definitions used by other companies.
Free Cash Flow
Metavante’s management defines “free cash flow” as cash flows provided by operating activities less capital expenditures.
Management believes that free cash flow and free cash flow conversion (defined as free cash flow divided by net income)
provide useful information to investors regarding Metavante’s ability to generate cash from business operations that is available for acquisitions and other investments, and debt service.  This definition of free cash flow may differ from definitions used by other companies.

©2007 Metavante Corporation. All rights reserved worldwide.
($ millions) 2002 2003 2004 2005 2006
Reconciliation of Net Income to EBITDA:
Net income 41.7 $        51.2 $        76.8 $          119.5 $         160.1 $
Add:
Interest expense, net 3.8             4.6             21.8             37.3              28.6
Allocated income taxes 27.2           18.5           49.0             73.3              80.4
Depreciation and amortization 104.4         130.4         130.5           139.1            144.4
EBITDA 177.1 $      204.7 $      278.1 $        369.2 $         413.5 $
% of Revenue 25.2% 26.6% 27.4% 28.7% 27.5%
Reconciliation of Net Income to Cash Net Income:
Net income 41.7 $        51.2 $        76.8 $          119.5 $         160.1 $
Add:
Acquisition intangible amortization, net of tax 1.9             2.1             6.5               10.8              16.0
Stock-based compensation, net of tax 3.7             3.7             4.4               4.6               4.9
Cash net income 47.3 $        57.0 $        87.7 $          134.9 $         181.0 $
Reconciliation of Cash Flows from Operating Activities to Free Cash Flow:
Cash flows from operating activities 138.8 $      152.7 $      211.2 $        250.3 $         292.4 $
Less capital expenditures
Premises and equipment (20.4)          (28.1)          (27.6)            (44.2)            (37.4)
Software and conversions (80.4)          (75.5)          (59.8)            (67.7)            (72.0)
Free cash flow 38.0 $        49.1 $        123.8 $        138.4 $         183.0 $
Conversion (% of net income) 91% 96% 161% 116% 114%
Reconciliation of Non-GAAP Measures

30%
28%
26%
24%
22%
20%
2002
2003
2004
2005
2006
2007E

26 ©2007 Metavante Corporation. All rights reserved worldwide. EBITDA Margin Trend 25.2% 26.6% 27.4% 28.7% 27.5%